                       STATEMENT OF ADDITIONAL INFORMATION

                  --------------------------------------------

                               HSBC INVESTOR FUNDS

                         HSBC INVESTOR MONEY MARKET FUND
                       HSBC INVESTOR CASH MANAGEMENT FUND
                 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
                    HSBC INVESTOR TAX-FREE MONEY MARKET FUND
                HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
                  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
               HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

   General and Account Information          (800) 782-8183 (Toll Free)
   -------------------------------          --------------------------
     HSBC Investments (USA) Inc.          BISYS Fund Services Ohio, Inc.
         Investment Adviser                        Administrator
   ("Adviser" or "Administrator")        ("BISYS" or "Sub-Administrator")
                                      BISYS Fund Services Limited Partnership
                                           ("BISYS LP" or "Distributor")

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUNDS DATED FEBRUARY 28, 2005 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus dated February 28, 2005 of the Trust by which shares of each Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

February 28, 2005 as revised June 30, 2005

                                TABLE OF CONTENTS

                                                                                           PAGE NO.
GENERAL INFORMATION.....................................................................       4

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.........................................       4

  HSBC Investor Money Market Fund.......................................................       5
  HSBC Investor Cash Management Fund....................................................       5
  HSBC Investor U.S. Government Money Market Fund.......................................       6
  HSBC Investor Tax-Free Money Market Fund..............................................       6
  HSBC Investor New York Tax-Free Money Market Fund.....................................       8
  HSBC Investor U.S. Treasury Money Market Fund.........................................       8
  HSBC Investor California Tax-Free Money Market Fund...................................       9
  Qualifying as a Regulated Investment Company..........................................       9

INVESTMENT TECHNIQUES...................................................................      10

  Foreign Securities....................................................................      10
  Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities...............      10
  Investments In Other Investment Companies.............................................      11
  Investment In the Banking Industry....................................................      11
  Lending of Portfolio Securities.......................................................      11
  Municipal Obligations.................................................................      11
  Obligations of Personal and Business Credit Institutions..............................      12
  Participation Interests...............................................................      12
  Repurchase Agreements.................................................................      12
  Risk Factors Affecting Investments In New York Municipal Obligations..................      13
  Risk Factors Affecting Investments In California Municipal Obligations................      14
  Selection of Money Market Investments.................................................      17
  Sovereign and Supranational Debt Obligations..........................................      18
  Stand-By Commitments..................................................................      18
  Taxable Securities Considerations.....................................................      18
  U.S. Government Securities............................................................      18
  Variable Rate Instruments and Participation Interests.................................      19
  "When-Issued" Municipal Obligations...................................................      20

PORTFOLIO TRANSACTIONS..................................................................      21

DISCLOSURE OF PORTFOLIO HOLDINGS........................................................      22

INVESTMENT RESTRICTIONS.................................................................      23

  Money Market Funds....................................................................      23
  Cash Management Fund..................................................................      24
  U.S. Government Money Market Fund.....................................................      25
  Tax-Free Money Market Fund............................................................      27
  New York Tax-Free Money Market Fund...................................................      28
  U.S. Treasury Money Market Fund.......................................................      29
  California Tax-Free Money Market Fund.................................................      30
  Diversification Measures..............................................................      32
  Percentage and Rating Restrictions....................................................      32

PERFORMANCE INFORMATION.................................................................      32

MANAGEMENT OF THE TRUST.................................................................      34

  Trustees and Officers.................................................................      34
  Board of Trustees.....................................................................      35
  Trustee Compensation..................................................................      37

  Investment Adviser....................................................................      38
  Distribution Plans-Class A, Class B, Class C, and Class D Shares Only.................      40
  The Distributor.......................................................................      41
  Administrative Services Plan..........................................................      42
  Administrator.........................................................................      42
  Transfer Agent........................................................................      42
  Custodian.............................................................................      42
  Fund Accounting Agent.................................................................      43
  Shareholder Servicing Agents..........................................................      43
  Federal Banking Law...................................................................      43
  Expenses..............................................................................      44

DETERMINATION OF NET ASSET VALUE........................................................      44

PURCHASE OF SHARES......................................................................      44

  Exchange Privilege....................................................................      45
  Automatic Investment Plan.............................................................      46
  Purchases Through a Shareholder Servicing Agent or a Securities Broker................      46
  Contingent Deferred Sales Charge ("CDSC")-Class B Shares..............................      46
  Conversion Feature-Class B Shares.....................................................      47
  Level Load Alternative-Class C Shares.................................................      47

REDEMPTION OF SHARES....................................................................      47

  Systematic Withdrawal Plan............................................................      48
  Redemption of Shares Purchased Directly Through the Distributor.......................      48
  Check Redemption Service..............................................................      48

RETIREMENT PLANS........................................................................      49

  Individual Retirement Accounts........................................................      49
  Defined Contribution Plans............................................................      49
  Section 457 Plan, 401(k) Plan, 403(b) Plan............................................      49

DIVIDENDS AND DISTRIBUTIONS.............................................................      49

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES...................................      50

TAXATION................................................................................      55

  Federal Income Tax....................................................................      55
  Distributions in General..............................................................      56

OTHER INFORMATION.......................................................................      57

  Capitalization........................................................................      57
  Independent Registered Public Accounting Firm.........................................      58
  Counsel...............................................................................      58
  Code of Ethics........................................................................      58
  Registration Statement................................................................      58
  Financial Statements..................................................................      58
  Shareholder Inquiries.................................................................      58

APPENDIX A: DESCRIPTION OF MUNICIPAL OBLIGATIONS........................................      59

APPENDIX B: DESCRIPTION OF SECURITIES RATINGS...........................................      61

                               GENERAL INFORMATION

      The HSBC Investor Money Market Fund ("Money Market Fund"), HSBC Investor Cash Management Fund ("Cash Management Fund"), HSBC Investor U.S. Government Money Market Fund ("Government Money Market Fund"), HSBC Investor Tax-Free Money Market Fund ("Tax-Free Money Market Fund"), HSBC Investor New York Tax-Free Money Market Fund ("New York Tax-Free Money Market Fund"), HSBC Investor U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund"), and HSBC Investor California Tax-Free Money Market Fund ("California Tax-Free Money Market Fund") (each a "Fund" and together, the "Funds") are separate series of the HSBC Investor Funds (the "Trust"), an open-end, diversified management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. Each Fund is described in this Statement of Additional Information. Shares of the Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, are divided into six separate classes, Class A (the "Class A Shares" or "Investor Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares"), Class D (the "Class D Shares" or "Private Investors Shares"), Institutional Class (the "Class I Shares"), and Class Y (the "Class Y Shares"). Shares of the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund are divided into five separate classes, Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares.

      Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Funds are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares of each Fund are not offered for sale, but are offered as an exchange option from the corresponding class of other funds of the Trust. Class C Shares of each Fund are primarily offered as an exchange option, but are also available for purchase by customers of HSBC Bank USA sweep programs.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

      The following information supplements the discussion of the investment objective policies, and risks of each Fund, in the Fund's Prospectus.

HSBC INVESTOR MONEY MARKET FUND

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

      - bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

      - time deposits: non-negotiable deposits maintained in banking institutions for specified periods of time and stated interest rates.

      - bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

      - prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

      - corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

      -     municipal obligations: high-grade, short-term municipal obligations.

      - government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

      - repurchase agreements: collateralized by U.S. Treasury or U.S. Government agency obligations.

      The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

HSBC INVESTOR CASH MANAGEMENT FUND

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

      - bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

      - time deposits: non-negotiable deposits maintained in banking institutions for specified periods of time and stated interest rates

      - bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

      - prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

      - corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

      -     municipal obligations: high-grade, short-term municipal obligations.

      - government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

      - repurchase agreements: collateralized by U.S. Treasury or U.S. Government agency obligations.

      The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commitments to purchase such obligations, and repurchase agreements collateralized by such obligations. All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are subject to repurchase agreements with recognized securities dealers and banks.

      The Fund invests in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the "full faith and credit" of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association ("FNMA"), and (iii) obligations of the Student Loan Marketing Association, respectively.

      The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. In addition, there can be no assurance that the investment objectives of the Fund will be achieved. The investment objective of the Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital.

      The Fund will invest at least 80% of its assets in investments, the income from which is exempt from regular federal income tax. The Fund's investments may include variable securities, which have variable interest rate or other features that give them the financial characteristics of short-term debt.

      The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P- 1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations are referred to herein as "Municipal Obligations.") The Fund invests in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

      Although under normal circumstances, the Fund will invest at least 80% of its net assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to New York State and New York City personal income taxes. The Adviser will normally invest at least 80% of the Fund's net assets in tax exempt obligations. This is not a fundamental policy and may be changed by the Board of Directors of the Trust, without a vote of shareholders, upon 60 days' prior notice. The Fund may invest up to 20% of its total assets in obligations the interest income on which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

      The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below.

      All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

      (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service ("Moody's"), AAA or AA by Standard & Poor's Rating Services ("Standard & Poor's") or AAA or AA by Fitch, Inc. ("Fitch") or, if not rated by any of these rating' agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

      (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of New York issuers.); and

                  (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

      As a non-diversified investment company, the Fund is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. Since the Fund may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

      The investment objective of the Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

      The Fund invests at least 80% of its net assets in direct obligations of the U.S. Treasury which have remaining maturities not exceeding thirteen months. The U.S. Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the U.S. Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable U.S. Government security, have a maturity of up to one year and are issued on a discount basis. The Fund may not enter into loans of its portfolio securities, nor may the Fund invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. The Fund will not invest in repurchase agreements.

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal and California personal income taxes as is consistent with the preservation of capital.

      The Fund seeks to achieve this investment objective by investing at least 80% of the value of its net assets in a diversified portfolio of short-term, high quality, tax-exempt money market instruments that derive income which is exempt from both federal income tax and the income tax of California.

      The Fund invests primarily in high-quality commercial paper (including variable amount master demand notes and asset-backed commercial paper), fixed rate and variable rate obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. Such obligations are referred to herein as "Municipal Obligations." The Fund invests in certain Municipal Obligations of the State of California and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal and California State personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("California Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and California Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

      Although under normal circumstances, the Fund will invest 80% of its net assets in tax-exempt obligations and invests at least 80% of its net assets in California Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable California Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to California State personal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its net assets in investments that derive income which is exempt from both federal income tax and the income tax of California. The Fund may invest up to 20% of its assets in obligations the interest income on which is subject to federal and California State personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

      The Fund may invest up to 20% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below.

      All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" in the Investment

Techniques section below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

      (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard & Poor's Rating Services ("Standard & Poor's") or AAA or AA by Fitch, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

      (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of California issuers.); and

      (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 +, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

      Since the Fund will invest its assets in the obligations of a limited number of issuers located in California, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a geographically more diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects.

QUALIFYING AS A REGULATED INVESTMENT COMPANY

      The Trust intends to qualify each Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of each Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies.

                              INVESTMENT TECHNIQUES

      Each Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table lists the securities and techniques used by each Fund. Following the table is an alphabetical list of the investment techniques used by the Funds as indicated in the table and the main risks associated with those techniques.

                                                                         U.S.                              U.S.    California
                                                                      Government  Tax-Fre     NewYork    Treasury   Tax-Free
                                                   Money     Cash        Money     Money      Tax-Fre      Money      Money
                                                  Market  Management    Market    Market   Money Market   Market     Market
TYPE OF INVESTMENT OR TECHNIQUE                    Fund      Fund        Fund      Fund        Fund        Fund       Fund
-----------------------------------------------   ------  ----------  ----------  -------  ------------  --------  ----------
Foreign Securities                                   X         X
Illiquid Investments, Rule 144A Securities, and
  Section 4(2) Securities                            X         X           X         X           X                     X
Investments in Other Investment Companies            X         X           X         X           X           X         X
Investments in the Banking Industry                  X
Lending of Portfolio Securities                      X         X           X         X           X                     X
Municipal Obligations                                                                X           X                     X
Obligations of Personal and Business Credit          X         X                     X           X                     X

Institutions
Participation Interests                                                                          X                     X
Repurchase Agreements                                X         X            X        X           X                     X
Risk Factors Affecting Investments in New York                                                   X
Municipal Obligations
Selection of Money Market Investments                X         X            X        X           X           X         X
Sovereign and Supranational Debt Obligations         X         X
Stand-by Commitments                                                                 X           X                     X
Taxable Securities Considerations                                                    X           X                     X
U.S. Government Securities                           X         X            X        X           X           X         X
Variable Rate Instruments and Participation                                          X           X                     X
Interest
When-Issued Municipal Obligations                                                    X           X                     X
Obligations of Personal and Business Credit
  Institutions                                       X         X                     X           X                     X
Participation Interests                                                                          X                     X
Repurchase Agreements                                X         X            X        X           X                     X
Risk Factors Affecting Investments in New York
  Municipal Obligations                                                                          X
Selection of Money Market Investments                X         X            X        X           X           X         X
Sovereign and Supranational Debt Obligations         X         X
Stand-by Commitments                                                                 X           X                     X
Taxable Securities Considerations                                                    X           X                     X
U.S. Government Securities                           X         X            X        X           X           X         X
Variable Rate Instruments and Participation
  Interest                                                                           X           X                     X
When-Issued Municipal Obligations                                                    X           X                     X

FOREIGN SECURITIES

      The Money Market Fund and Cash Management Fund may each invest in securities of foreign issuers. The Money Market Fund and Cash Management Fund may each only invest in, without limit, U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These foreign investments involve certain special risks described below.

      Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

      The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax Free Money Market Fund may each invest up to 10% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities, and sales may be made at less favorable prices.

      The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES

      The Trust may, in the future, seek to achieve any Fund's investment objective by investing all of the Fund's assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contract for a Fund would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of a Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

INVESTMENT IN THE BANKING INDUSTRY

      The Money Market Fund may invest without limit in the banking industry when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.

LENDING OF PORTFOLIO SECURITIES

      The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each lend portfolio securities in an amount up to 33 1/3% of the Fund's net assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities earn income for a Fund and are collateralized by cash, cash equivalent or U.S. government securities. A Fund might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a Fund must terminate the loan and vote the securities. Alternatively, a Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MUNICIPAL OBLIGATIONS

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund each seeks its investment objective by investing at least 80% of its assets in short-term, high quality, fixed rate and variable rate obligations issued by a state, territory or possession of the United States, and their authorities, agencies, political subdivisions and instrumentalities and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations whether or not the interest thereon is subject to the federal alternative minimum tax, are referred herein as "Municipal Obligations.") In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS

      The Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by a Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.

PARTICIPATION INTERESTS

      The New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may purchase Fund participation interests from banks in all or part of specific holdings of Municipal Obligations. Each of these Funds have the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. Each of the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund will not invest more than 5% of its assets in participation interests.

      The New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund have no current intention of purchasing any participation interests in the foreseeable future.

REPURCHASE AGREEMENTS

      The Funds may each invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to a Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. A Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of a Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

      The repurchase agreement provides that, in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If, at the time a Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund have each adopted and follow procedures which are intended to minimize the risks of repurchase agreements. For example, each Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

      All repurchase agreements entered into by the Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund or California Tax-Free Money Market Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

      The Trust intends to invest a high proportion of the New York Tax-Free Money Market Fund's assets in New York municipal obligations. The summary set forth above is included for the purposes of providing a general description of New York State and New York City credit and financial conditions, and does not purport to be complete. The information is derived from sources that are generally available to investors, and such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the accuracy or completeness of such information, and such information will not be updated during the year. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out- of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality municipal obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York municipal obligations.

      Subject to the fundamental policy, the New York Tax-Free Money Market Fund may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the New York Tax-Free Money Market Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above.

      New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

      Recent above-trend national growth rates have helped to buttress the New York State economy. New York State is estimated to have emerged from the recession in the summer of 2003. The New York City economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where New York City's job base was in decline. The continued strengthening of the New York State economy will help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening.

      The State has for many years imposed a very high, relative to other states, state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

      The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

      As of July 9, 2004, S&P had given New York State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of A2 and Fitch had given the bonds a rating of AA-. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New York Tax-Free Money Market Fund invests.

      For further information concerning New York Obligations, see the Annual Information Statement (AIS), and any updates and supplements thereto. A copy of the AIS (and any updates and supplements thereto), is available on the New York Division of the Budget's ("DOB") internet website (http://www.budget.state.ny.us/) or by contacting the New York Division of the Budget. New York State's Financial Plan, including the economic forecast for calendar years 2004 and 2004, detailed forecasts for New York State receipts, and the proposed Capital Program and Financing Plan for the 2004-2005 through 2008-09 fiscal years are available on the New York State Division of the Budget's website at www.budget.state.ny.us. In addition to this information, the Office of the State Comptroller prepares the State's annual financial statements and comprehensive annual financial report. Copies of both documents may be obtained by contacting the Office of the State Comptroller, or on their website at www.osc.state.ny.us. 20

RISK FACTORS AFFECTING INVESTMENTS IN CALIFORNIA MUNICIPAL OBLIGATIONS

      The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance and State's Treasurer's Office. Such information has not been independently verified by the Fund, and the Fund assume no responsibility for the completeness or accuracy of such information, and such information will not be updated during the year. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California.

      Investments in California Municipal Obligations may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

      With a gross state product in excess of $1 trillion, California's economy is the largest state economy in the United States. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State's economy entered a cyclical downturn.

      During 2000, California's growth outpaced the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

      The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's internet and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached almost 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% the previous year. However, the unemployment numbers for October 2003 reflect increased hiring in preparation of an anticipated walkout by 70,000 grocery workers in Southern California. The resolution of the grocery workers strike appears to have had little impact on overall industry employment, as the March 2004 gain in grocery store employment was comparable to past years. By October 2004, the unemployment rate had fallen to 5.7%.

      A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates. Rising interest rates and home prices have slowed sales somewhat; however, construction and sales of new homes continue to exceed the numbers recorded in 2003.

      While the slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues in 2002-2003, revenues in the 2003-2004 fiscal year rebounded and were 2.3% higher than projections for the year. As of the middle of November 2004, actual revenues in the 2004-2005 fiscal year were approximately 4.9% higher than forecasted.

      California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years. California's difficulties with energy supplies could pose serious risks to the State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply Program was also implemented under legislation enacted in 2001 (the "Power Supply Act") and by orders of the California Public Utilities Commission ("CPUC"). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

      Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR's revenue requirements, which include the cost of debt service and the cost of the State's power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State's economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California's economy. Governor Arnold Schwarzenegger, who replaced Gray Davis as governor following the successful recall effort in 2003, has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

      For most of 2003, the gubernatorial recall effort complicated the State's ability to resolve a budget stalemate. On January 9, 2004, Governor Schwarzenegger released his Proposed Budget for 2004-05 (the "2004-05 Budget"). Even in the face of increasing revenues, the 2004-05 Budget predicts a shortfall in the current year and budget year totaling $26 billion. The Governor's 2004-05 Budget presents an economic recovery plan that consists of the Economic Recovery Bond Act, a balanced spending plan and a Constitutional amendment to require balanced budgets and reserves in the future.

      In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in bonds to finance the State's negative General Fund balance ("ERBs"). Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized "Fiscal Recovery Bonds."

      The repayment of the ERBs will be secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25 percent starting July 1, 2004, which will be deposited in the Fiscal Recovery Fund. Local governments' shares of the sales and use tax will be decreased by a commensurate amount. The new sales and use tax rates will automatically revert to current levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State's Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of June 2004, $11.3 billion in ERBs had been issued, combining with other state debt to total $53 billion outstanding, which Moody's Investor Service, Inc. ("Moody's") considers "manageable."

      Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future. It also requires the State to contribute to a special reserve of 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years. This special reserve will be used to repay the ERBs and provide a "rainy-day" fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

      The Governor and members of the Legislature were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2004, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, 2004, including payments to community colleges, school districts, local governments, some non-profit organizations and other entities, payments to vendors for services provided since the start of the fiscal year, and salaries and per diem of state elected officials and their appointed staff.

      The 2004 Budget Act was passed by the Legislature and signed by the Governor on July 31, 2004. The 2004-2005 Budget addressed the $15 billion budget gap with a combination of program savings, borrowing, local government contributions, and funding shifts. In addition, the budget included a significant number of one-time or limited-term solutions, and has obligated additional spending in future years.

      The budget included several key provisions from the 2004 May Revision. It provided for a two-year $1.3 billion diversion of property taxes and incorporated most of the Governor's earlier agreement with local governments. It included a roughly $2 billion reduction in Proposition 98 funding relative to the minimum guarantee, and significant fee increases in higher education. It contained the 2004 May Revision proposals related to court-ordered punitive damage awards and pension obligation bonds, and it assumed the sale of $11.3 billion in Proposition 57 bonds. It also assumed that proceeds from tribal gaming related bond sales will be used to repay a loan from the Traffic Congestion Relief Fund.

      General Fund revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) are projected to be about $73.1 billion in 2004-05, an increase from the final estimates of 2003-3004. Most of the increase in projected tax revenues was attributable to the personal income tax. The budget also reflects new revenues from a two-year suspension of the teachers' tax credit, an expanded tax amnesty program, and a rule change related to application of the use tax. Total revenues and transfers are projected to be $78.8 billion, including the sale of $11.3 billion of $15 billion in Proposition 57 economic recovery bonds authorized by voters in March 2004 and a diversion of $1.3 billion in revenues from local government in 2004-05 and in 2005-06. The 2004 Budget Act also predicted a year-end reserve of $768 million. About $268 million of the reserve was designated for Proposition 98 and the remaining $410 million is designated for non-Proposition 98 purposes.

      The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, ongoing structural budget impediments and, more recently, the energy situation.

      In January 2001, S&P placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. In April 2001, S&P lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch -negative. In June 2001, S&P removed California from its "credit watch" list but warned that the State's financial outlook remained negative. In announcing its removal of California's ratings from its "credit watch" list, S&P cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the Interim loans by DWR. In November 2001, Moody's lowered California's general obligation bond rating from "Aa3" to "A1" and the Moody's rating outlook remained negative. As of September 2002, California's general obligation bond rating was assigned "A+" from S&P, "A1" from Moody's and "AA" from Fitch.

      In December 2002, the ratings of the State's general obligation bonds were reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings o S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baal," citing concerns over the continuing inability to reach political consensus on solutions to its budget and financial difficulties.

      In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of December 1, 2004, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

      There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

      The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

      Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

      Additional information can be found on the website of the Department of Finance of the State of California at http://www.dof.ca.gov/.

SELECTION OF MONEY MARKET INVESTMENTS

      The Funds may each invest in fixed income securities. The value of the fixed income securities in a Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although each Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

      The Funds may each invest in bank certificates of deposit and bankers' acceptances and, with respect to the Money Market Fund only, time deposits issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the Prospectus supplemented.

      Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

      Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund will each attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund will each also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by a Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund do not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

      The Money Market Fund and Cash Management Fund may each invest in sovereign and supranational debt obligations. To the extent the Money Market Fund or Cash Management Fund invest in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, an investment in the Fund may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

STAND-BY COMMITMENTS

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may invest in stand-by commitments. When a Fund purchases municipal obligations it may also acquire stand-by commitments from banks with respect to such municipal obligations. The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market also reserve the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at a Fund's option a specified municipal obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for a Fund with respect to a particular municipal obligation held for it.

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund intend to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market to be fully invested in municipal obligations, and to the extent possible municipal obligations, while preserving the necessary liquidity to purchase municipal obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date municipal obligations other than those subject to the stand-by commitment.

      The amount payable to a Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the municipal obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying municipal obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of a Fund.

      The stand-by commitments that a Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the municipal obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

TAXABLE SECURITIES CONSIDERATIONS

      Although the New York Tax-Free Money Market Fund attempts to invest 100% of its net assets in municipal obligations, and the California Tax-Free Money Market Fund will invest 80% of its assets in municipal obligations, and the Tax-Free Money Market Fund will normally invest at least 80% of its net assets in tax exempt obligations, each Fund may invest up to 20% of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

      In addition, the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may temporarily invest more than 20% of its assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for municipal obligations. The kinds of taxable securities in which New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), A-l+, A-1 or A-2 by Standard & Poor's Rating Services ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to municipal obligations or other securities which the Funds are permitted to own. The New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund's assets may also be invested in municipal obligations which are subject to an alternative minimum tax.

U.S. GOVERNMENT SECURITIES

      The Funds may each invest in U.S. Government Securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. The U.S. Treasury Money Market Fund may not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

      Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each invest in variable rate instruments, which provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

      Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

      Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. The value of these instruments may be more volatile than other floating rate municipal obligations.

      Certain floating or variable rate obligations that may be purchased by the Tax-Free Money Market Funds New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

      The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

"WHEN-ISSUED" MUNICIPAL OBLIGATIONS

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time a Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time a Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for a Fund until delivery occurs. Although the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund only make commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, each Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

      Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if a Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal or state income taxation.

      Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time a Fund enters into a transaction on a "when-issued" or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, a Fund's obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

                             PORTFOLIO TRANSACTIONS

      Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for each Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with a Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission (the "SEC").

      The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for each Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund's shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for a Fund with a broker-dealer affiliate of the Adviser.

      The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause each Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided that the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the broker-dealer's respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for each Fund.

      Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The Board of Trustees has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted a policy and procedures relating to disclosure of the Trust's portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of holdings information where necessary to the Trust's operation or useful to the Trust's shareholders without compromising the integrity or performance of the Trust.

      Pursuant to applicable law, the Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

      These reports are also available, free of charge, on the Trust's website at www.investorfunds.hsbc.com. The Trust's website also provides information about each Fund's (or underlying Portfolio's) top 10 holdings, sector holdings and other characteristics data as of the end of the most recent calendar quarter. This information on the website is provided with a lag of at least 60 days and is available until updated as of the next fiscal quarter. The information on the Trust's website is publicly available to all categories of persons.

      The Trust or the Adviser may share non-public holdings information of the Trust sooner than 60 days of the end of each fiscal quarter with the Adviser and other service providers to the Trust (including the Trust's custodian - HSBC in the case of domestic assets, Investors Bank & Trust with respect to the international securities; the Trust's administrator, BISYS; and pricing services such as FT Interactive). In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including Morningstar, Lipper, and Bloomberg. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust's Officers may authorize disclosure of the Trust's holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

      The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Chief Compliance Officer ("CCO"). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

      Currently, the Trust has arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper, Morningstar, and Bloomberg.

      No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

      Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Funds (or underlying Portfolios) may disclose their holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a "Material Compliance Matter" as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board of Trustees.

                             INVESTMENT RESTRICTIONS

      The Trust, with respect to each Fund, has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

      10.   invest for the purpose of exercising control or management;

      11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      12. taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1 /2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      14. write, purchase or sell any put or call option or any combination thereof;

      15. taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      The Fund will not as a matter of non-fundamental operating policy invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

CASH MANAGEMENT FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1 /3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

      10 taken together with any investments described in Investment Restriction (13) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      11. write, purchase or sell any put or call option or any combination thereof;

      12. taken together with any investments described in Investment Restriction (10) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      13. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      14. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

U.S. GOVERNMENT MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1 /3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

      10.   invest for the purpose of exercising control or management;

      11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      12. taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      14. write, purchase or sell any put or call option or any combination thereof;

      15. taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      The Fund will not as a matter of non-fundamental operating policy invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

TAX-FREE MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      3. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1 /3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      4. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      5. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      7. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      8. invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      9. write, purchase or sell any put or call option or any combination thereof;

      10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund.

NEW YORK TAX-FREE MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. write, purchase or sell any put or call option or any combination thereof;

      9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

      10. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

      The Trust on behalf of the New York Tax Free Money Market Fund does not, as a matter of non-fundamental policy:

      1. borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

      2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value);

      3. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      4.    invest for the purpose of exercising control or management;

      5. purchase securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      6. invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

      7. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

U.S. TREASURY MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

      2. underwrite securities of other issuers, to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

      3. invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days);

      4. issue senior securities, borrow money or pledge or mortgage its assets, except the Fund may borrow from banks up to 33 1/3% of the current value of the total assets of the Fund and pledge up to 33 1/3% of its assets to secure such borrowings;

      5.    make loans or lend its portfolio securities; and

      6. purchase securities other than direct obligations of the U.S. Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

CALIFORNIA TAX FREE MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. invest, under normal circumstances, less than 80%; of the value of its assets in investments that derive income which is exempt from both federal income tax and the income tax of California;

      2. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      3. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      4. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      5. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      6. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. write, purchase or sell any put or call option or any combination thereof;

      9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

      10. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

      The Trust on behalf of the Fund does not, as a matter of non-fundamental operating policy:

      1. borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

      2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value);

      3. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      4.    invest for the purpose of exercising control or management;

      5. purchase securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      6. invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

      7. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class; or

      8. purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval.

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

DIVERSIFICATION MEASURES

      Each Fund's diversification tests are measured at the time of initial purchase and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow a Fund to exceed the limits specified in the Prospectus for certain securities subject to guarantees or demand features. A Fund will be deemed to satisfy the maturity requirements described in the Prospectus to the extent that the Fund satisfies Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Objective, Policies and Restrictions" in this Statement of Additional Information for the purpose of diversification under the 1940 Act.

      It is the intention of each Fund, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.

PERCENTAGE AND RATING RESTRICTIONS

      If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in a Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

      From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for a Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      Performance information for each Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of each Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

      A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of a Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of a Fund for those investors.

      Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

      The names of the Trustees, their addresses, ages/dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

                                                                                               PORTFOLIOS IN
                        POSITION(S)       TERM OF OFFICE AND                                    FUND COMPLEX       NUMBER OF
NAME, ADDRESS, AND       HELD WITH          LENGTH OF TIME         PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER TRUSTEESHIPS
AGE/DATE OF BIRTH          FUND                 SERVED               DURING PAST 5 YEARS          TRUSTEE       HELD BY TRUSTEE
--------------------  ---------------  -----------------------  -----------------------------  -------------  ------------------
NON-INTERESTED
  TRUSTEES

RICHARD A. BREALEY    Trustee          Indefinite; March 2005   Professor of Finance, London        31        None
  P.O. BOX 182845                      to present;              School of Business School
  COLUMBUS, OH 43218                                            (July 1974 - present);
  DATE OF BIRTH:                       Advisory Board Member -  special Adviser to the
  JUNE 9, 1936                         January 2005 to March    Governor of the Bank of
                                       2005                     England (1998-2001); Deputy
                                                                Chairman, Balancing and
                                                                Settlement Code Panel (August
                                                                2000-present) (overview of
                                                                G.B. electricity)

ALAN S. PARSOW        Trustee          Indefinite; 1987 to      General Partner of Elkhorn          31        None
  P.O. Box 182845                      present                  Partners, L.P. (1989 to
  Columbus, OH 43218                                            present).
  Date of Birth:
  January 16, 1950

LARRY M. ROBBINS      Trustee          Indefinite; 1987 to      Director, Center for                31        None
  P.O. Box 182845                      present                  Teaching and
  Columbus, OH 43218                                            Learning, University of
  Date of Birth:                                                Pennsylvania
  December 2, 1938

MICHAEL SEELY         Trustee          Indefinite; 1987 to      Private Investor; President         31        None
  P.O. Box 182845                      present                  of Investor Access
  Columbus, OH 43218                                            Corporation (investor
  Date of Birth:                                                relations consulting firm)
  June 7, 1945                                                  (1981-present).

THOMAS ROBARDS        Trustee          Indefinite; March        Chief Financial Officer,            31        Financial Federal
  P.O. Box 182845                      2005 to present          American Museum of Natural                    Corporation (FIF)
  Columbus, OH 43218                                            History (2003 to Present);
  Date of Birth:                       Advisory Board Member -  Chief Financial Officer,
  June 10, 1946                        November 2004 to March   Datek Online Holding Corp.
                                       2005                     (2000 to 2002), Executive
                                                                Member of Board of Directors,
                                                                Vice President, Republic
                                                                New York Corporation (1976 to
                                                                1999)


INTERESTED TRUSTEE    Trustee          Indefinite; 2004 to      Chief Executive Officer,            31        None
  STEPHEN J. BAKER                     present                  HSBC Investments (USA) Inc.
  P.O. Box 182845                                               (formerly HSBC Asset
  Columbus, OH 43218                                            Management (Americas)
  Date of Birth:                                                Inc.) (2003 to present);
  June 23, 1956                                                 Chief Executive Officer,
                                                                HSBC Asset Management
                                                                (Canada) Limited (1998 to 2003)

EMERITUS TRUSTEE      EmeritusTrustee  Indefinite; Trustee      Management Consultant (1988         31        None
FREDERICK C. CHEN                      from 1990 to June, 2005  to present).
  P.O. Box 182845
  Columbus, OH 43218
  Date of Birth:
  April 22, 1927

      The names of the officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                  POSITION(S)       TERM OF OFFICE AND
NAME, ADDRESS, AND                 HELD WITH          LENGTH OF TIME                     PRINCIPAL OCCUPATION(S)
AGE/DATE OF BIRTH                    FUND                 SERVED                           DURING PAST 5 YEARS
--------------------------------  -----------   ---------------------------    --------------------------------------------
RICHARD A. FABIETTI               President     Indefinite; March 2004 to      Senior Vice President, Head of Product
  452 Fifth Avenue                              present                        Management, HSBC Investments Inc. (1988
  New York, NY 10018                                                           to present).
  Date of Birth:
  October 8, 1958

MARK L. SUTER*                    Senior Vice   Indefinite; 2000 to present    Employee of BISYS Fund Services, Inc. (1/00
  90 Park Avenue 10th Floor       President                                    to present); Vice President of Client
  New York, NY 10016                                                           Services, Seligman Data (6/97 to 12/99)
  Date of Birth:                                                               Vice President Capitalink (2/96 to 5/97).
  August 26, 1962

TROY SHEETS*                      Treasurer     Indefinite; 2004 to present    Employee of BISYS Fund Services, Inc. (4/02
  3435 Stelzer Road                                                            to present); Senior Manager, KPMG LLP --
  Columbus, OH 43219-3035                                                      Ohio Investment Management and
  Date of Birth:                                                               Funds(8/93 to 4/02).
  May 29, 1971

MARC A. SCHUMAN*                  Secretary     Indefinite; March 2005 to      Senior Counsel of BISYS Fund Services, Inc.
  90 Park Avenue 10th Floor                     present                        (2/05-present); Senior Corporate Counsel of
  New York, NY 10016                                                           The BISYS Group, Inc , (10/2001-2/2005); Of
  Date of Birth:                                                               Counsel to Morgan, Lewis &Bockius (2000-
  December 22, 1960                                                            2001).

MICHAEL LAWLOR*                   Assistant     Indefinite; March 2005 to      Assistant Counsel of BISYS Fund Services,
  100 Summer Street, Suite 1500   Secretary     present                        Inc. (2/05-present); Associate Counsel, IXIS
  Boston, MA 02110                                                             Advisors Group (7/03-1/05); Staff Counsel
  Date of Birth:                                                               Loomis, Sayles & Company, L.P. (4/00-7/03);
  December 2, 1969                                                             Legal Product Manager, Scudder Kemper
                                                                               Investments (6/99-3/00.)

ALAINA METZ*                      Assistant     Indefinite; 1996 to present    Employee of BISYS Fund Services, Inc. (6/95
  3435 Stelzer Road               Secretary                                    to present)
  Columbus, OH 43219-3035
  Date of Birth:
  April 4, 1967

FREDERICK J. SCHMIDT*             Chief         Term expires 2005;2004 to      Senior Vice President and Chief Compliance
  90 Park Avenue 10th Floor       Compliance    present                        Officer, CCO Services of BISYS Fund
  New York, NY 10016              Officer                                      Services since 2004; President, FJS
  Date of Birth                                                                Associates from 2002 to 2004; Vice President
  July 10, 1959                                                                Credit Agricole Asset Management, U.S.
                                                                               from 1987 to 2002

* Messrs. Sheets, Suter, Schmidt, Schuman and Lawlor and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the sub-administrator.

BOARD OF TRUSTEES

      Overall responsibility for management of the Trust rests with its Board of Trustees, whose members are elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

      The Trusts have established a Trustee Emeritus Program pursuant to which the Board may offer a retiring Trustee the opportunity to serve in an advisory or similar capacity for a maximum amount of time determined by multiplying the number of years of service as Trustee by 25%. While serving in such capacity, the Trustee Emeritus is encouraged to attend and participate in meetings of the Board of Trustees and designated Committees but shall have no vote on any matters before the Board or Committee. A Trustee

Emeritus is compensated for service in accordance with the regular Trustee compensation schedule. Currently, Frederick C. Chen is the only Emeritus Trustee. Emeritus is compensated for service in accordance with the regular Trustee compensation schedule. Currently, Frederick C. Chen is the only Emeritus Trustee.

      Committees

      The Trustees have established an audit committee, a valuation committee, and a nominating and corporate governance committee.

      Audit Committee

      References to Mr. Chen below as a member of various Committees are in his capacity as Emeritus Trustee.

      The Audit Committee is composed of all of the disinterested Trustees of the Board (each, an "Independent Trustee"). As of the date of this Statement of Additional Information, the members of the Audit Committee are Richard A. Brealey, Thomas Robards Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. This Committee is currently chaired by Mr. Robards. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Funds. The Audit Committee (i) recommends to the Board of Trustees the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to the utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds; and (v) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee of the Trust held two meetings during the last fiscal year.

      Valuation Committee

      The Valuation Committee includes at least one of the Independent Trustees of the Trust elected by the Board of Trustees and representatives from HSBC Investments (USA) Inc. and BISYS Fund Services. As of the date of this Statement of Additional Information, the Independent Trustees of the Trust are Frederick
C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. This committee is currently chaired by Mr. Parsow. The purpose of this committee is to oversee the implementation of the Funds' Valuation Procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee held no meetings during the last fiscal year.

      Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee is composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees. As of the date of this Statement of Additional Information, the members of this committee are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. This committee is currently chaired by Mr. Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The committee does not consider nominees recommended by shareholders. The Nominating and Corporate Governance Committee held two meetings during the last fiscal year.

      Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                SECURITIES IN ALL REGISTERED
                                                               INVESTMENT COMPANIES OVERSEEN
                         DOLLAR RANGE OF EQUITY SECURITIES  BY TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                    IN THE TRUST                           COMPANIES
-----------------------  ---------------------------------------------------------------------
NON-INTERESTED TRUSTEES               None
Richard A. Brealey       HSBC Investor Money Market Fund                   None
Frederick C. Chen                 $1 - $10,000                         Over $100,000
Alan S. Parsow                        None                                 None
Larry M. Robbins          HSBC Investor U.S. Government              $10,001 - $50,000
                              Money Market Fund
                                 $1 - $10,000

Michael Seely                         None                                 None

Thomas Robards*                       None                                 None

INTERESTED TRUSTEES

Stephen J. Baker**                    None                                 None

* Mr. Brealey and Mr. Robards became Trustees effective March 18, 2005.

** Mr. Baker became a Trustee effective March 2, 2004.

      No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

                     NAME OF OWNERS
                    AND RELATIONSHIPS                            VALUE OF
NAME OF TRUSTEE        TO TRUSTEE      COMPANY  TITLE OF CLASS  SECURITIES  PERCENT OF CLASS
------------------  -----------------  -------  --------------  ----------  ----------------
Richard A. Brealey        none           none         none          none          none
Frederick C. Chen         none           none         none          none          none
Larry M. Robbins          none           none         none          none          none
Alan S. Parsow            none           none         none          none          none
Michael Seely             none           none         none          none          none
Thomas Robards            none           none         none          none          none

      As of February 1, 2005, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

      No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

      -     a Fund;

      -     an officer of a Fund;

      - an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as a Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of a Fund;

      - an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as a Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of a Fund;

      -     the Adviser or principal underwriter of a Fund;

      -     an officer of the Adviser or principal underwriter of a Fund;

      - a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of a Fund; or

      - an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of a Fund.

TRUSTEE COMPENSATION

The Trusts, in the aggregate, pay each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $24,000 and a fee of $4,000 for each regular meeting of the Board of Trustees, a fee of $2,000 for each special telephonic meeting, a fee of $5,000 for each special in-person meeting and a fee of $2,000 for each committee meeting, except that Mr. Robbins receives an annual retainer of $29,000 and a fee of $6,000 for each regular meeting attended and $2,000 for each committee meeting. Additionally, the Trust pays each Trustee who is not an "interested person" an annual retainer of $1,000 for each committee on which such trustee serves for committee members and $2,000 for committee chairs. In addition, for time expended on Board duties outside normal meetings at the request of the Chairman or a Committee Chair, a Trustee shall be compensated at the rate of $500 per hour up to a maximum of $3,000 day For the fiscal year ended October 31, 2004, the following compensation was paid to the Trustees of the Trust from the fund complex.

                                                                     NAME OF PERSON, POSITION
                                                             ----------------------------------------
                                                                     NON-INTERESTED TRUSTEES                 INTERESTED TRUSTEE
                                                             ----------------------------------------   ----------------------------
AGGREGATE                                                     Fredrick C.  Alan S.  Larry M.  Michael   Stephen J.
COMPENSATION                                                     Chen,     Parsow,  Robbins,  Seely,      Baker,      Leslie Baines,
FROM FUND                                                       Trustee    Trustee   Trustee  Trustee   Trustee (2)     Trustee (3)
------------                                                 ------------  -------  --------  -------   -----------   --------------
Money Market Fund                                               27,337      25,961    31,393   28,720      None            None
Cash Management Fund,(4)                                          None        None      None     None      None            None
U.S. Government Money Market Fund                                8,607       8,177     9,866    9,057      None            None
Tax-Free Money Market Funds                                         18          19        22       19      None            None
New York Tax - Free Money Market Fund                            2,683       2,540     3,091    2,814      None            None
U.S. Treasury Money Market Fund                                  2,151       2,026     2,465    2,268      None            None
California Tax Free Money Market Fund                              601         569       694      630      None            None
PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND
  EXPENSES(6)                                                     None        None      None     None      None            None
ESTIMATED ANNUAL BENEFITS UPON RETIREMENT                         None        None      None     None      None            None
TOTAL COMPENSATION FROM FUND AND FUND COMPLEX (7) PAID TO
  TRUSTEES                                                      49,000      46,500    63,250   51,500      None            None

      1     Mr. Robards and Mr. Brealey did not become Trustees until March 18,
            2005.

      2.    Mr. Baker was appointed to the Board of Trustees effective March 2,
            2004.

      3.    Ms. Bains resigned her position as Trustee effective December 31,
            2003.

      4. The Cash Management Fund has not commenced operations as of December 31, 2004.

      5.    The Tax-Free Money Market Fund commenced operations on June 9, 2004.

      6. The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

      7. For these purposes, the Fund Complex consisted of 30 funds of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios, as well as 6 offshore feeder funds.

INVESTMENT ADVISER

      HSBC Investments (USA) Inc. is the investment adviser to the Funds pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from each Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets.

      For the fiscal years ended October 31, 2004, 2003, and 2002, the aggregate amount of advisory fees paid by the Funds were:

FUND                                        2004           2003           2002
----                                   -------------  -------------  ------------
Money Market Fund                      $   6,863,257  $   7,172,180  $  5,718,899
Cash Management Fund*                            N/A            N/A           N/A
U.S. Government Money Market Fund      $   3,155,107  $   3,355,384  $  3,516,718
Tax-Free Money Market Fund**           $      11,082            N/A           N/A
New-York Tax-Free Money Market Fund    $     732,900  $     746,173  $    678,011
U.S. Treasury Money Market Fund        $     812,814  $     491,157  $    190,053

California Tax-Free Money Market Fund  $     226,311  $     197,638  $     68,707

*  The Cash Management Fund had not commenced operations as of October 31, 2004.

** The Tax-Free Money Market Fund commenced operations on June 9, 2004.

      The Advisory Contract will continue in effect with respect to each Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to a Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

      The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA, National Association ("HSBC"), which is a wholly - owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for a Fund.

      The Advisory Contract for the Funds provides that the Adviser will manage the portfolio of each Fund and will furnish to each Funds investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund. The Adviser may, out of its own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to the Funds, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of Class I Shares of the Funds.

      The Adviser has also entered into an Operational Support Services Agreement to provide operational support services in connection with the operation of the Funds. For its services, the Adviser is entitled to a fee from each Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets. Operational support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for each Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the Securities and Exchange Commission.

      If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Funds' shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

      The investment advisory services of the Adviser to the Funds are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

      The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser within 120 days of the material change. The Adviser remains responsible for the performance of each fund of the Trust, oversees sub-advisers to ensure compliance with each fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the Trust's Board of Trustees.

      The Board of Trustees approved the Advisory Contract with respect to each Fund in a meeting on December 13, 2004. In determining whether it was appropriate to approve the Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Advisory Contract is consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

      - The investment advisory fees payable to the Adviser under the Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

      - The Advisory Contract did not increase current investment advisory fees and overall operating expenses of each Fund over historical fee and expense levels;

      - The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

      - The Adviser's representations regarding its staffing and capabilities to manage each Fund, including the retention of personnel with significant portfolio management experience;

      - The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

      - The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

      - Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to each Fund.

DISTRIBUTION PLANS-CLASS A, CLASS B, CLASS C, AND CLASS D SHARES ONLY

      Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), the Class C Shares (the "Class C Plan"), and the Class D Shares (the "Class D Plan") of the Funds. The Distribution Plans provide that they may not be amended to increase materially the costs which the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class' expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class' shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

      For the fiscal years ended October 31, 2004, 2003, and 2002, the Funds paid the following for distribution expenses:

FUND                                        2004           2003           2002
----                                   -------------  -------------   ------------
Money Market Fund                      $  1,198,746*  $  1,196,752*   $ 1,273,875
Cash Management Fund**                          N/A            N/A            N/A
U.S. Government Money Market Fund      $        128*  $        124    $       393
Tax-Free Money Market Fund***                   N/A            N/A            N/A
New-York Tax-Free Money Market Fund    $      2,525*  $        164*   $        40*
U.S. Treasury Money Market Fund        $         62   $          0    $         0
California Tax-Free Money Market Fund  $          0   $          0            N/A

* These distribution expenses do not include deductions for waivers.

** The Cash Management Fund has not commenced operations as of December 31,
2004.

*** The Tax-Free Money Market Fund commenced operations on June 9, 2004.

THE DISTRIBUTOR

      BISYS Fund Services Limited Partnership, whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as distributor to the Funds under a Distribution Contract with the Trust. BISYS LP and its affiliates also serve as administrator or distributor to other investment companies. BISYS LP is a wholly-owned subsidiary of The BISYS Group, Inc.

      The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives to locations within or outside of the United States for meetings or seminars of a business nature. In addition, the Adviser may, out of its own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to the Funds, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Funds. None of the aforementioned compensation is paid by the Funds or their shareholders.

      Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Funds monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plans, the amount of the Distributor's reimbursement from a Fund may not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by Class A Shares and Class D Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed, on an annual basis, 1.00% of a Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expenses of BISYS LP personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which they are incurred.

      The Distribution Plans are subject to the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN

      The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class
A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

      Pursuant to an Administration Agreement dated as of June 30, 2005, the Adviser serves as the Trust's administrator (the "Administrator"), and that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust's operations. Pursuant to a Sub-Administration Agreement dated as of the same date, the Administrator has retained BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the "Sub-Administrator"). Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and Supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

      Pursuant to a Master Services Agreement dated April 1, 2003 (the "Master Services Agreement"), BISYS provides the Funds with various services, which include administration of the Trusts and the Funds. Administrative services includes certain legal and compliance services, as well as fund accounting and transfer agency services. The Administrator and BISYS provide certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of the Administrator, BISYS or their affiliates.

      The Administration Agreement has an initial term of [one (1) year] and may be terminated upon not more than 60 days' written notice by either party. The Agreement provides that the Administrator shall not be liable to the Trust except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The Master Services Agreement has an initial term of three
(3) years and continues in effect thereafter from year to year unless terminated upon 60 days' written notice of non-renewal prior to the relevant renewal date. The Agreement provides that BISYS shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. BISYS may, out of its own resources, assist in marketing the Funds' shares.

BISYS receives an administration fee that primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

Up to $8 billion...........................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion....   0.070%
In excess of $9.25 billion but not exceeding $12 billion...   0.050%
In excess of $12 billion...................................   0.030%

The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, but the assets of the underlying Portfolios that reflect assets of Funds that invest in the Portfolios are not double-counted. The total administration fee to be paid to BISYS is allocated to each of the funds in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the underlying Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

      For the fiscal years ended October 31, 2004, 2003, and 2002, the Funds accrued the following administration fees:

                FUND                        2004            2003            2002
-------------------------------------  -------------   -------------   --------------
Money Market Fund                      $   3,744,640*  $   3,784,443*  $   2,695,571*
Cash Management Fund**                           N/A             N/A             N/A
U.S. Government Money Market Fund      $   1,182,237   $   1,256,914   $   1,334,320
Tax-Free Money Market Fund***          $       4,157*            N/A             N/A
New-York Tax-Free Money Market Fund    $     366,008   $     372,687   $     342,580
U.S. Treasury Money Market Fund        $     305,320*  $     183,986*  $      71,890
California Tax-Free Money Market Fund  $      84,776   $      74,036   $      25,753*

* These administration fees do not include deductions for waivers.

** The Cash Management Fund has not commenced operations as of December 31,
2004.

*** The Tax-Free Money Market Fund commenced operations on June 9, 2004.

TRANSFER AGENT

      Under the Master Services Agreement with BISYS, BISYS acts as transfer agent ("Transfer Agent") for the Trust. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions and act as dividend disbursing agent for the Trust. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

      Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Funds' assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Funds' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Funds. Securities held for the Funds may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for the Funds. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

      Under the Master Services Agreement with BISYS, BISYS also serves as the fund accounting agent for the Funds. For the fiscal year ended October 31, 2004, the aggregate amount of fund accounting fees paid by each Fund was as follows:

               FUND                       2004
-------------------------------------  ----------
Money Market Fund                      $   70,115
Cash Management Fund*                         N/A
U.S. Government Money Market Fund          68,687
Tax-Free Money Market Fund**               30,268
New-York Tax-Free Money Market Fund        72,735
U.S. Treasury Money Market Fund            68,605
California Tax-Free Money Market Fund      67,825

* The Cash Management Fund has not commenced operations as of December 31, 2004.

**The Tax-Free Money Market Fund commenced operations on June 9, 2004.

SHAREHOLDER SERVICING AGENTS

      The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares, of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds' shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A Shares, Class B Shares, Class C Shares, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Funds for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

      The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

FEDERAL BANKING LAW

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Funds be liquidated.

EXPENSES

      Except for the expenses paid by the Adviser and the Distributor, the Funds bear all costs of their operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value ("NAV") of each share of each class of the Funds is determined on each day on which the U.S. bond markets are open for trading (the "Money Market Business Day"). The NAV for the Tax-Free Fund, New York Tax-Free Fund and California Tax-Free Fund is determined at 12:00 (noon) Eastern time. The NAV for the U.S. Government Fund and U.S. Treasury Fund is determined at 3:00 p.m. Eastern time. The NAV for the Money Market Fund and Cash Management Fund is determined at 5:00 p.m., Eastern time. Shares of a Fund purchased on the Money Market Business Day prior to determination of the NAV for the Fund will receive the dividend declared for the Fund on the Money Market Business Day. Orders for a Fund effected on the Money Market Business Day after the NAV determination for the Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on the Money Market Business Day.

      The Trust uses the amortized cost method to determine the value of each Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

      Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, a Fund's dollar-weighted average portfolio maturity of 60 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of a Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

      An investor may purchase shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares of the Funds by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

      Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Funds and are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association, that has entered into a Shareholder Servicing Agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares, only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Funds are HSBC and its affiliates.

      Class B Shares and Class C Shares of the Funds are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares of the Funds. Although Class B Shares and Class C Shares of the Funds are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

      Purchases of Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Funds are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, Eastern time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

      While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Funds. See "Management of the Trust The Distributor" above. Other funds which have investment objectives similar to those of the Funds but which do not pay some or all of such fees from their assets may offer a higher yield.

      All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

EXCHANGE PRIVILEGE

      By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Funds may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Cash Management Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, and HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, and HSBC Investor New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund and HSBC Investor Value Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

      An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, Class I Shares, and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Funds' Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares and Class D Shares of the Funds who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares or Class D Shares of the Funds. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

      The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

      An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

      The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

      For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

      The Funds' shares (except Class B Shares, Class C Shares and Class Y Shares of the Funds) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Funds are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and Securities Brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

      Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.

      For further information on how to direct a Securities Broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")-CLASS B SHARES

      Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Funds and wish to sell his or her shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC"). Specifically, Class B Shares of the Funds will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

Years since Purchase     CDSC as a % of Dollar Amount Subject to Charge
         0-1                                 4.00%
         1-2                                 3.00%
         2-3                                 2.00%
         3-4                                 1.00%
     More than 4                              None

      The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

      The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

      Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one fund which he or she exchanged for Class B Shares of another fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

      Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchanges Class C Shares of other HSBC Investor Funds for Class C Shares of the Funds and wishes to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

      Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

      A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Funds) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, Eastern time, for a Fund on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

      The proceeds of a redemption are normally paid from the Funds in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50.00, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PLAN

      Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisors. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

      Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Transfer Agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

      Redemption by Wire or Telephone. An investor may redeem Class A Shares or Class D Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Funds by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or Securities Broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated Securities Broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE

      Shareholders may redeem Class A Shares or Class D Shares of the Funds by means of a Check Redemption Service. If Class A Shares or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A Shares or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

      Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Funds from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

      If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

      Class D Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Distributor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Funds through one or more of these plans, an investor should consult his or her tax advisor.

INDIVIDUAL RETIREMENT ACCOUNTS

      The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Distributor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

      Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax advisor should be consulted.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN

      The Funds may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

      The Trust declares all of each Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to each Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

      Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Funds at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

      Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Funds (purchased at their net asset value without a sales charge).

      For this purpose, the net income of the Funds (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Funds, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the

Funds. Obligations held in a Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the ,stated value of an obligation held for a Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

      Since the net income of the Funds is declared as a dividend each time the net income of the Funds is determined, the net asset value per share of the Funds is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Funds, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

      It is expected that the Funds will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Funds determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in a Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

      The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has multiple series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, shares of the Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are divided into six separate classes. Shares of the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund are divided into five separate classes.

      Each share of each class of the Funds represents an equal proportionate interest in a Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

      Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Funds and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will hold special meetings of Fund shareholders when, in the judgment of the Trustees of the Trust, it is necessary or desirable to submit matters for a shareholder vote.

      Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class shall bear any class expenses; and
(c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Funds, shareholders of the Funds would be entitled to share pro rata in the net assets of the Funds available for distribution to shareholders.

      The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      As of February 1, 2005, the following persons owned of record or beneficially 5% or more of a Fund or class of shares:

                                                            PERCENT OF THE CLASS TOTAL
                                                                ASSETS HELD BY THE
FUND/CLASS                                NUMBER OF SHARES          SHAREHOLDER
----------                                ----------------  --------------------------
MONEY MARKET FUND

CLASS A

HSBC BANK USA                               173,218,013.87           62.61%
ONE HSBC CENTER 17TH FL
BUFFALO, NY 14240

HSBC BROKERAGE USA INC                       95,693,331.22           34.59%
452 FIFTH AVE
NEW YORK, NY 10018

CLASS B

HSBC SECURITIES USA INC                         141,921.20          100.00%
KEAT BOON
C452 FIFTH AVENUE
NEW YORK, NY 10018

CLASS C

HSBC BANK USA                               165,675,092.92          100.00%
452 5TH AVE
ATTN DAVID MORRERO
NEW YORK, NY 10018

CLASS D

HSBC BANK USA TTEE                          679,988,261.34           72.78%
AAA WESTERN AND CENTRAL NY 401K
PO BOX 1329
BUFFALO, NY 14240-1329

HSBC BROKERAGE USA INC                      194,620,810.50           20.83%
452 FIFTH AVE
NEW YORK, NY 10018

CLASS I

HSBC BANK USA                               638,916,775.99           27.99%
ONE HSBC CENTER 17TH FL
BUFFALO, NY 14240

CHICAGO MERCANTILE EXCHANGE INC             246,358,632.67           10.79%
30 S WACKER DR
8 NORTH TREASURY
CHICAGO, IL 60606

HSBC BROKERAGE USA INC                      238,171,033.54           10.43%
452 FIFTH AVE
NEW YORK, NY 10018

ELECTRONIC DATA SYSTEMS CORPORATION         200,000,000.00            8.76%
5400 LEGACY DR
ATTN DAVID L O'BRIEN ASSISTANT TREASURER
PLANO, TX 75024

WPP GROUP US FINANCE CORP                   144,000,000.00            6.31%
125 PARK AVE
NEW YORK, NY 10017

WOODLANDS INSURANCE COMPANY INC             118,406,678.32            5.19%
ATTN ALYSSA BOWERS 5N-25
1 PEPSI WAY
SOMERS, NY 10589

CLASS Y

HSBC BANK USA                               327,743,301.45           63.51%
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO, NY 14240-1329

VANGUARD FIDUCIARY TRUST COMPANY            139,222,226.43           26.98%
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE, PA 19087

KINCO AND CO                                  35,095,883.7            6.80%
PO BOX 1329
C/O HSBC BANK USA
BUFFALO, NY 14240

U.S. GOVERNMENT MONEY MARKET FUND

CLASS A

HSBC BANK USA                               581,115,501.33           87.74%
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK, NY 10018

HSBC BROKERAGE USA INC                       63,962,634.15            9.66%

452 FIFTH AVE
NEW YORK, NY 10018

CLASS B

HSBC SECURITIES USA INC                          17,023.14          100.00%
KWOK K CHAN
452 FIFTH AVENUE
NEW YORK, NY 10018

CLASS D

HSBC BANK USA TTEE                          465,783,433.61           93.82%
AAA WESTERN AND CENTRAL NY 401K
PO BOX 1329
BUFFALO, NY 14240-1329

CLASS Y

HSBC BANK USA                               388,380,476.98           93.46%
ONE HSBC CENTER 17TH FL
BUFFALO, NY 14240

KINCO & COMPANY                              22,986,682.87            5.53%
PO BOX 1329
BUFFALO, NY 14240

TAX-FREE MONEY MARKET FUND

CLASS D

KINCO AND CO                                  2,362,633.46           92.05%
PO BOX 1329
C/O HSBC BANK USA
BUFFALO, NY 14240

HSBC BANK USA                                   204,136.94            7.95%
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK, NY 10018

CLASS Y

KINCO AND CO                                 17,986,605.23           99.97%
PO BOX 1329
C/O HSBC BANK USA
BUFFALO, NY 14240
NEW YORK TAX-FREE MONEY MARKET FUND

CLASS A

HSBC BANK USA                               111,742,592.53           52.86%
ONE HSBC CENTER 17TH FL

BUFFALO, NY 14240 HSBC BROKERAGE USA INC     99,572,200.81           47.10%
452 FIFTH AVE
NEW YORK, NY 10018

CLASS B

HSBC SECURITIES USA INC                         640,885.38          100.00%
ELIO DINORCIA
452 FIFTH AVENUE
NEW YORK, NY 10018

CLASS D

HSBC BANK USA                                73,403,218.17           49.47%
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK, NY 10018

HSBC BROKERAGE USA INC                       65,671,043.41           44.26%
452 FIFTH AVE
NEW YORK, NY 10018

KINCO AND CO                                  9,183,516.68            6.19%
PO BOX 1329
C/O HSBC BANK USA
BUFFALO, NY 14240

CLASS Y

HSBC BANK USA                                80,245,777.73           58.44%
ONE HSBC CENTER 17TH FL
BUFFALO, NY 14240

KINCO & COMPANY                              43,445,515.12           31.64%
PO BOX 1329
BUFFALO, NY 14240

HSBC BROKERAGE USA INC                       13,625,189.61            9.92%
452 FIFTH AVE
NEW YORK, NY 10018
U.S. TREASURY MONEY MARKET FUND

CLASS A

HSBC BANK USA                                89,328,564.16           99.29%
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK, NY 10018

CLASS B

HSBC SECURITIES USA INC                          38,253.37           99.97%
IRA FBO ROBERT J K OLIVER
452 FIFTH AVENUE
NEW YORK, NY 10018

CLASS C

BISYS FUND SERVICES OHIO INC                         10.00          100.00%
3435 STELZER RD
ATTN RAY RICE
COLUMBUS, OH 43219

CLASS D

KINCO AND CO                                162,928,645.05           67.26%
PO BOX 1329
C/O HSBC BANK USA
BUFFALO, NY 14240

HSBC BANK USA                                77,872,607.58           32.15%
ONE HSBC CENTER 17TH FL
BUFFALO, NY 14240

CLASS I

MID STATE MANAGEMENT CORP.                   30,000,000.00          100.00%
97-77 QUEENS BOULEVARD
REGO PARK, NY 11374

CLASS Y

HSBC BANK USA TTEE                           94,654,731.37           90.68%
ELECTROCOMPONENTS US EMPLOYEES
P O BOX 1329
BUFFALO, NY 14240-1329

HSBC BROKERAGE USA INC                        9,725,924.27            9.32%
452 FIFTH AVE
NEW YORK, NY 10018
CALIFORNIA TAX-FREE MONEY MARKET FUND

CLASS D

HSBC BANK USA                               162,453,523.55          100.00%
452 5TH AVE
ATTN DAVID MORRERO
NEW YORK, NY 10018

CLASS Y

HSBC BANK USA                                 2,422,913.40           54.61%
452 5TH AVE
ATTN KEVIN L PARKER
NEW YORK, NY 10018

KINCO AND CO                                  2,014,120.31           45.39%
PO BOX 1329
C/O HSBC BANK USA
BUFFALO, NY 14240

                                    TAXATION

FEDERAL INCOME TAX

      The following is a summary of certain U.S. federal income tax issues concerning the Funds and their shareholders. The Funds may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

      The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Funds intend to distribute all or substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by a Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS IN GENERAL

      Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations.

      If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

      The excess of long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Funds, whether received in cash or reinvested in Funds, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

      Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividend income is 15%. These rates do not apply to corporate taxpayers. The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Funds, investing in debt instruments will not generally qualify for the lower rates.

      Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of each Fund's policy to attempt to maintain a $1.00 per share net asset value. Any such gain or loss would be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. For individuals, long-term capital gain will generally be subject to a maximum tax rate of 15% if the shareholder's holding period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

      The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Funds except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 28% (in 2005) ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

      The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Funds) qualifies as a regulated investment company for purposes of Massachusetts law.

      The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Subject to certain limitations, dividends payable to certain non-U.S. shareholders will be exempt from withholdings of U.S. tax through 2007 to the extent such dividends are attributable to interest or short-term capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

                                OTHER INFORMATION

CAPITALIZATION

      The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994, the name of the Trust was "Fund Trust." Prior to April 12, 2001, the name of the Trust was Republic Funds.

      The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Funds, each shareholder is entitled to receive his pro rata share of the net assets of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trust for the fiscal year ending October 31, 2005. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

COUNSEL

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Funds offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

      The Trust, the Adviser, and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Funds, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

      The Funds' current audited financial statements dated October 31, 2004 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2004 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

SHAREHOLDER INQUIRIES

      All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

           GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

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                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

      Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

      The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

      Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

      (1) Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

      (2) Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

      (3) Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

      (4) Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

      Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

      The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute

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standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

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                                   APPENDIX B

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA           An obligation rated `AAA' has the highest rating assigned by
         Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA            An obligation rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A             An obligation rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB           An obligation rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB            An obligation rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus(+) or    The ratings from `AA' to `BB' may be modified by the addition of a plus or minus sign Minus(-) to show elative standing within the major rating categories.

Corporate and Municipal Notes

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

Note: A S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-l'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of-changes in circumstances than obligations carrying the higher designations.

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Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., `AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., `SP-1+/A-1+').

MOODY'S INVESTORS SERVICE

US. Municipal Bonds

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/ This designation denotes superior credit quality. Excellent protection is VMIG 1 afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/ This designation denotes strong credit quality. Margins of protection are VMIG 2 ample, although not as large as in the preceding group.

MIG 3/ This designation denotes acceptable credit quality. Liquidity and VMIG 3 cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         1. Leading market positions in well established industries.

         2. High rates of return on funds employed.

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         3. Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         4. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         5. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes US. Public Finance securities)

AAA             Highest credit quality. `AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA              Very high credit quality. `AA' ratings denote a very low
         expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A               High credit quality. Single `A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB             Good credit quality. `BBB' ratings indicate that there is
         currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus(+) or      Plus and minus signs may be appended to denote relative status within major ratings categories. Plus and minus signs,

Minus(-)        however, are not added to the `AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus(+) The plus sign may be appended to a `F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

      Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as `AAA/F 1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

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